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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Earliest Event Reported: December 19, 2003
                        (date of earliest event reported)



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
               (Exact name of Registrant as Specified in Charter)

            DELAWARE                  333-110437              41-1955181
            --------                  ----------              ----------
  (State or Other Jurisdiction       (Commission           (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)


       8400 Normandale Lake Blvd., Suite 250 Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5. Other Events

Filing of Auditor's Consent

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002 (the "2002 Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777) as amended by Amendment No. 1 on Form 10-K/A of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on November 19, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2003 and for the periods ending September 30, 2003 and September 30, 2002, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2003 (which was filed with the Securities and Exchange Commission on November 14, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003, July 18, 2003 and October
17, 2003, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-110437) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to the Mortgage Asset Backed Pass-Through Certificates, Series 2003-RZ5, and shall be deemed to be part hereof and thereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

 Exhibit         Item 601(a) of
 Number    Regulation S-K Exhibit No.        Description

   1                  23.1                   Consent of KPMG LLP, independent
                                             auditors of Ambac Assurance
                                             Corporation and subsidiaries.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 19, 2003
                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                     By:     /s/Mark White
                                     Name:   Mark White
                                     Title:  Vice President

                 Item 601(a) of Regulation  Sequentially Numbered Paper (P) or
Exhibit Number   S-K Exhibit No.            Description           Electronic (E)
--------------  ---------------------     ----------------------- --------------
       1               23.1                 Consent of KPMG LLP,       E
                                          independent auditors of
                                        Ambac Assurance Corporation
                                             and subsidiaries.

                              Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-110437) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated December 19, 2003 of our report dated January 21, 2003 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and 2001, and for each of the years in the three-year period ended December 31, 2002, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2003 as amended by Amendment No. 1 on Form 10-K/A of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on November 19, 2003 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                            /s/KPMG LLP



New York, New York
December 19, 2003